General Information	12 Months Ended
Dec. 31, 2021
Disclosure Of General Information [Abstract]
Disclosure Of General Information About Company And Subsidiaries [Text Block]

Note 1General Information

GeoPark Limited (the “Company”) is a company incorporated under the law of Bermuda. The Registered Office address is Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.

The principal activities of the Company and its subsidiaries (the “Group” or “GeoPark”) are exploration, development and production for oil and gas reserves in Colombia, Chile, Brazil, Argentina and Ecuador.

These Consolidated Financial Statements were authorized for issue by the Board of Directors on March 8, 2022 and have been approved to be included in our 2021 annual report (Form 20-F) on March 31, 2022.

1.1	Overview

The 2019 coronavirus (“COVID-19”) outbreak was first reported near the end of 2019 in Wuhan, China. Since then, the virus has spread worldwide. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak to be a pandemic. COVID-19 significantly impacted the world economy in 2020 and 2021 and may continue to do so in the years to come. Many countries have imposed travel bans on millions of people and additionally people in many locations have been subject to quarantine measures. Businesses have been dealing with lost revenue and disrupted supply chains. Countries have imposed lockdowns in response to the pandemic and, as a result of the disruption to businesses, millions of workers have lost their jobs. The COVID-19 pandemic has also resulted in significant volatility in the financial and commodities markets worldwide, including the dramatic drop in the price of crude oil during 2020. Numerous governments have implemented measures to provide both financial and non-financial assistance to the affected entities. Despite the uncertainty of the lasting effect of the COVID-19 outbreak, the crude oil demand recovery resulted in improvements in market conditions from the end of 2020 and onwards.